EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Fundamental
Growth Fund, Inc.

Investor, Institutional and Class R Shares

SUMMARY PROSPECTUS  |  DECEMBER 29, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class	Ticker Symbol
Investor A Shares	MDFGX

Investor B Shares	MBFGX

Investor C Shares	MCFGX

Institutional Shares	MAFGX

Class R Shares	MRFGX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus by selecting "All Funds" and clicking on the name of the Fund in the dropdown menu. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund's prospectus and statement of additional information, both dated December 29, 2009, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Summary Prospectus

Investment Objective

The investment objective of the Fund is to seek long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the "Details About the Share Classes" section on page 17 of the Fund's prospectus and in the "Purchase of Shares" section on page II-52 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	4.50%[2]	1.00%[3]	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.33%	0.49%	0.48%	0.27%	0.47%
Total Annual Fund Operating Expenses	1.20%	2.11%	2.10%	0.89%	1.59%

1  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

2  The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section "Details about the Share Classes — Investor B Shares" for the complete schedule of CDSCs.)

3  There is no CDSC on Investor C Shares after one year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$641	$886	$1,150	$1,903
Investor B Shares	$664	$1,011	$1,334	$2,209
Investor C Shares	$313	$658	$1,129	$2,431
Institutional Shares	$91	$284	$493	$1,096
Class R Shares	$162	$502	$866	$1,889

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$214	$661	$1,134	$2,209
Investor C Shares	$213	$658	$1,129	$2,431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 126% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of primarily common stock of U.S. companies that Fund management believes have shown above-average growth rates in earnings over the long-term. In other words, Fund management tries to choose investments that will increase in value over the long term. To a lesser extent the Fund may also invest in securities convertible into common stock and rights to subscribe to common stock of these companies. The Fund emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more).

The Fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock. Of these securities the Fund will generally invest in common stock.

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible's value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer's existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■  Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Growth Investing Style Risk. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■  Mid Cap Companies Securities Risk. The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Performance Information

The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the S&P 500® Index and the Russell 1000® Growth Index, which are relevant to the Fund because they have characteristics similar to the Fund's investment strategies. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund's performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS1
BlackRock Fundamental Growth Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a quarter was –22.64% (quarter ended December 31, 2008). The year-to-date return as of September 30, 2009 was 27.79%.

As of 12/31/08 Average Annual Total Returns	1 Year[1]	5 Years[1]	10 Years[1]
BlackRock Fundamental Growth Fund; Investor A Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Shares	–42.39% –42.39% –27.55%	–3.59% –3.64% –3.04%	–2.55% –3.06% –2.30%
BlackRock Fundamental Growth Fund; Investor B Return Before Taxes	–42.46%	–3.73%	–2.63%
BlackRock Fundamental Growth Fund; Investor C Return Before Taxes	–40.33%	–3.33%	–2.80%
BlackRock Fundamental Growth Fund; Institutional Return Before Taxes	–38.98%	–2.27%	–1.77%
BlackRock Fundamental Growth Fund; Class R Return Before Taxes	–39.41%	–2.82%	–2.22%
Russell 1000 Growth Index (Reflects no deduction for fees, expenses or taxes)	–38.44%	–3.42%	–4.27%
Standard & Poor's (S&P) 500 Index (Reflects no deduction for fees, expenses or taxes)	–37.00%	–2.19%	–1.38%

1  A portion of the Fund's total return was attributable to proceeds received in a settlement of a litigation seeking recovery of investment losses previously realized by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

The Fund's investment manager is BlackRock Advisors, LLC ("BlackRock"). The Fund's sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Fund's sub-adviser.

Portfolio Managers

Portfolio Manager	Since	Title
Jeffrey Lindsey, CFA	2008	Managing Director of BlackRock, Inc.
Edward Dowd	2008	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/prospectus. The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee based programs. • $100 for retirement plans. • $50, if establishing Automatic Investment Plan ("AIP").	Available only through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts.

Minimum Additional Investment	$50 for all accounts except: • certain retirement plans may have a lower minimum. • certain programs, such as AIPs, may have higher minimums.	N/A	No subsequent minimum.	No subsequent minimum.

Tax Information

The Fund's dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund's distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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The Fund's prospectus and statement of additional information, both dated December 29, 2009, are incorporated by reference into this Summary Prospectus.

INVESTMENT COMPANY ACT FILE # 811-6669
© BlackRock Advisors, LLC

SPRO-FUG-1209